                                                                       EXHIBIT 1

                           JOINT REPORTING AGREEMENT

          In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

          (a) Such party is eligible to file a statement or statements on
Schedule 13D pertaining to the Common Stock, $.01 par value per share, of CB Commercial Real Estate Services Group, Inc., to which this agreement is an exhibit, for filing of the information contained herein.

          (b) Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained herein, provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

          (c) Such party agrees that such statement is filed by and on behalf of each party and that any amendment thereto will be filed on behalf of each such party.

          This Joint Reporting Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated:  August 28, 1997


             FS EQUITY PARTNERS III, L.P.,
             a Delaware limited partnership

             By:  FS Capital Partners, L.P.
                  Its:  General Partner

                  By:   FS Holdings, Inc.
                        Its:  General Partner


                        By:    /s/ J. Frederick Simmons
                              -------------------------
                             J. Frederick Simmons
                             Title: Vice President


                                   EXHIBIT 1

             FS CAPITAL PARTNERS, L.P.,
             a California limited partnership

             By:  FS Holdings, Inc.
                  Its:  General Partner


                  By:     /s/ J. Frederick Simmons
                         -------------------------
                        J. Frederick Simmons
                        Title: Vice President



             FS HOLDINGS, INC.,
             a California corporation


             By:   /s/ J. Frederick Simmons
                  -------------------------
                  J. Frederick Simmons
                  Title: Vice President


             FS EQUITY PARTNERS INTERNATIONAL, L.P.,
             a Delaware limited partnership

             By:  FS&Co. International, L.P.
                  Its:  General Partner

                  By:   FS International Holdings Limited
                        Its:  General Partner


                        By:   /s/ J. Frederick Simmons
                             -------------------------
                             J. Frederick Simmons
                             Title: Vice President


             FS&CO. INTERNATIONAL, L.P.,
             a Cayman Islands exempted limited partnership

             By:  FS International Holdings Limited
                  Its:  General Partner


                  By:     /s/ J. Frederick Simmons
                         -------------------------
                        J. Frederick Simmons
                        Title: Vice President

             FS INTERNATIONAL HOLDINGS LIMITED,
             a Cayman Islands exempted company limited by shares


             By:   /s/ J. Frederick Simmons
                  -------------------------
                  J. Frederick Simmons
                  Title: Vice President

                    /s/ Bradford M. Freeman
                   ---------------------------------
                   Bradford M. Freeman


                    /s/ Ronald P. Spogli
                   ---------------------------------
                   Ronald P. Spogli


                    /s/ William M. Wardlaw
                   ---------------------------------
                   William M. Wardlaw


                    /s/ J. Frederick Simmons
                   ---------------------------------
                   J. Frederick Simmons


                    /s/ John M. Roth
                   ---------------------------------
                   John M. Roth


                    /s/ Charles P. Rullman, Jr.
                   ---------------------------------
                   Charles P. Rullman, Jr.